UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of
The Securities Exchange Act of 1934

February 25, 2008
Date of Report
(Date of earliest event reported)

Weyco Group, Inc.
(Exact name of registrant as specified in its charter)

Wisconsin	000-09068	39-0702200
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

333 W. Estabrook Blvd., P. O. Box 1188, Milwaukee, WI	53201
(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code:   414-908-1600

________________________________________________________________________________
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02. Results of Operations and Financial Condition.

The following information is being furnished under Item 2.02 of Form 8-K:

On February 25, 2008 Weyco Group, Inc. issued a press release announcing its financial results for the quarter and year ended December 31, 2007. A copy of this press release is attached as Exhibit 99.1 to this Form 8-K. The information under this Item 2.02, including Exhibit 99.1, is being furnished and shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits

99.1 Press release issued by the registrant on February 25, 2008.

SIGNATURE

    Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Weyco Group, Inc. (Registrant)
February 25, 2008 (Date)	/s/ JOHN WITTKOWSKE John Wittkowske Senior Vice President/CFO

Exhibit Index
99.1	Press release dated February 25, 2008